EXHIBIT 99.1

CALPIAN

Because Your Future is Calling

+

MONEY ON MOBILE

Stop at nothing. Pay for anything.

STEADY DOMESTIC
CASHFLOW

EXPLOSIVE
INTERNATIONAL
GROWTH

REQUIRED STATEMENT ABOUT FORECASTS
Calpian’s models and projections are based on certain key assumptions, including but not limited to the following:
•Availability of adequate and appropriately priced financing to continue in business
•Availability of acquisitions which can be completed
•Continued performance of key staff
•Continued favorable business conditions and economic climate.
•Money on Mobile Forecasts are the representation of MoM Management.
Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements which are forward-looking by reason of context, the words “may,” “will,” “should,” “expects,” “plans,” “intends,”
“anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” and similar expressions identify forward-looking statements. Actual results, performance or events may differ materially from those in such statements due to, without limitation, (i)
our ability to acquire retail credit card processing residual streams (“residuals”), (ii) our ability to raise capital to fund our acquisitions, (iii) our ability to successfully integrate multiple residuals acquisitions, (iv) changing levels of competition, (v)
changes in laws and regulations, including government regulation of the credit card processing industry and other related financial institutions, and (vi) general competitive factors. This business plan is for confidential information purposes only and is not a solicitation for investment.

THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY
SECURITIES. ANY OFFER OF SECURITIES OF THE COMPANY SHALL BE MADE ONLY TO QUALIFIED INVESTORS IN
ACCORDANCE WITH APPLICABLE SECURITIES LAWS. THE SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS
MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY FROM PURCHASING OR SELLING, DIRECTLY OR
INDIRECTLY, SECURITIES OF SUCH COMPANY.

KEY FACTS*
Trading Symbol	OTC BB: CLPI
Corporate Headquarters	Dallas, TX
Stock Price (52-Week Range)	$1.80 ($3.25 - $1.01)
Shares Outstanding	26.4 M
Daily Volume (90-day average)	3,189
Market Capitalization	$47.5M
Debt	$18.6M
Cash & Equivalents	$1.543M
Revenues (TTM)	$10.1M
Full-time Employees	35
Fiscal Year Ends	December 31
Accounting Firm	Whitley Penn LLP

* Share data as of June 30, 2013. Financial data as of June 30, 2013

CALPIAN - INVESTMENT THESIS
• Experienced leadership - 40%+ ownership
• Steady positive cash flow in US - Growing
• Explosive growth in India through Money On
 Mobile - 300% growth

Two High Growth Businesses Increasing
 Shareholder Value

COMPANY OVERVIEW
Provides credit and debit card
processing services to small
retail merchants in the U.S.
Growth through acquiring
portfolios from Independent
Services Organizations (ISO’s).

India based mobile payments
company that allows users to
make simple financial
transactions with their cell
phone.
Acquired stake in March 2012
with options to purchase up to
74%.
Calpian Commerce -
U.S. cash flow business
Money on Mobile©
Mobile Payments in India
Explosive Growth
Best of Both Worlds:
• Steady Cash Flow
• Explosive Growth

MANAGEMENT TEAM

Average 20 years in payments
Harold Montgomery - CEO
Stanford MBA 1985
Started in payments in 1987
Shashank Joshi - President MoM
Maharastra Institute of Technology
10 years in payments
Craig Jessen - President
SMU MBA 1984
Started in payments in 1991
David Pilotte - CFO
University of Houston MBA 1986, CPA
With Calpian since 2010
Tom Tesmer - COO Merchant Operations
University of Washington
30+ years in payments and technology operations

• Provides credit and debit card processing services to small retail merchants in the U.S.
• Growth through acquiring Independent Sales/Services Organizations
 (ISO’s)

STEADY DOMESTIC
CASHFLOW

CALPIAN, INC.
• Provides card processing to 16,000 small merchants and B2B clients
• Operates its own processing gateway - SecurePayTM
• Operates sales offices in upstate New York, Atlanta
• Top notch IT support team provides technical integration services for merchants
• Growth organically and through acquisition

A Low Cost Provider
Low cost processor
Low cost sales engine
Provider of technical solutions to
complex payment needs (Healthcare)

U.S. CORE BUSINESS: STEADY, GROWING CASH
FLOWS
• Acquires cash flows in the US
• Payment processing contracts
• Pay 2x-3x annual CF
• Cash Flow Positive Now
• Goal to add ~$5 million in EBITDA each year

• Public Comparable: Heartland Payment Systems (HPY), Vantiv (VNTV)
• Public Market Comp is 7.8x EBITDA
• Growth subject to deal flow, financing and pricing negotiations
*Audited	2011*	2012*	2013	2014	2015	2016
Revenue	2.8	3.4	23.3	39.2	45.8	51.8
EBITDA	0.5	(0.4)	2.8	6.5	10.4	15.2
* Audited
*FY 2013 and beyond objectives are not formal guidance; only to be used for informational purposes - All values in USD

• Money on Mobile is a way for consumers to pay using the cell phone
• Uses a virtual currency available at retail stores at retail stores
• Replaces the checkbook or debit card used in the U.S.
• Calpian invested in Money on Mobile March 2012

EXPLOSIVE GROWTH

INDIA BACKGROUND
• Population 1.2 Billion, growing to 1.6 Billion by 2030
• Middle Class = ~300 million people ($500 income/month)
• Per Capita GDP = $300 income/month
• Economy growing 6+% per year
Source: CIA.gov World Fact Book

CHALLENGES AND OPPORTUNITIES IN INDIA

Addressable Market is 750+MILLION mobile phones
1 BILLION SIM cards
The window for a fast, easy, reliable payment system is wide open.
All Cash Economy
Lack of Bank Accounts
(only 200M of 1.2B people)
No Payment Mechanisms
(credit, debit or check)
Weak Transportation
(daily errands take time)

WHAT CAN YOU BUY?

• Fast, easy, reliable, cheap
• HUGE value proposition vs. current methods
Allows consumers to use their mobile phone to transact:
Pre-paid Cell Phone
Utility Bill Payment
Shopping
Pre-paid Television
Ticketing
Total Combined Market ~$200 Billion +

15 Cell Providers
6 Satellite TV
Step 1 - Cash
Step 2 - Purchase of Cell Minutes @ 5% Discount
MONEY ON MOBILE
Stop at nothing. Pay for anything.
Step 3 - Cash
Step 4 - Purchase of Cell Minutes @ 4.5% Discount
PEPSI

HOW DOES MoM WORK?

157,860
Retailers
Transaction
Margin = 0.5%
Grows to 1%
 Retailers are commission sales people
67.4
Million
Consumers
6
5

PEPSI
शिव पान
LUCKY STRIKE
Alpenliebe
Eclairs
SAFARI

Money on Mobile
Retailers
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Mar-12
45,562
Aug-13
157,860
Mar-15
289,513
May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15

MoM- Retailers

Retailers are commission sales people
Extrapolation of current growth in yellow

Money on Mobile
Cumulative Unique Phone Number Users
250,000,000
200,000,000
150,000,000
100,000,000
50,000,000
Apr-12
3,263,269
Aug-13
67,452,538
Mar-15
193,172,027
Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15

MoM - Cumulative Unique Users on System

Extrapolation of current growth in yellow

Money on Mobile
Monthly Volume Processed (Rs)
August 2013
933 million
+315%
March 2012
225 million
1,000,000,000
900,000,000
800,000,000
700,000,000
600,000,000
500,000,000
400,000,000
300,000,000
200,000,000
100,000,000
0
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13

MoM - Monthly Volume Processed

Cell Top Up	$1.00	2x	$2.00
TV Top Up	$2.00	2x	$4.00
Utility Payment	$8.00	1x	$8.00

Volume Growth

Product	Average Ticket	Monthly Frequency	Estimated Average Monthly Spend

Shopping	$1.00	10x	$10.00

Travel Ticketing	$0.30-$15.00	1x-20x	$10.00
Total Spend/Month	$34.00
What will 35 million consumers do with Money on Mobile?
All numbers are estimates
We do
these
now

Monthly Processed Volume	
	Rs 933 million	
	Rs 91 million	
	Rs 15 million	
	Unknown	

- **Best Financed**

Money on Mobile: 10x Nearest Competitor

• Only One w/ Full Suite of Services
• Greenfield Opportunity
MoM is:
First Mover Advantage to Money on Mobile
	Store Count	User Count	Notes
Money on Mobile (July ’13)	157, 860	67 million	Growing 6%/month on month
Beam Money (May ‘13)	50,000	18 million	Searching for capital
AirTel Money	110,000	Unknown	Not Interoperable
Vodafone	8,000	Unknown	Beginning phase - not interoperable
<10%
<1%

COMPARE TO M-PESA IN KENYA

• First Mobile Money System
• Started April 2007
• Domestic Remittance is majority of volume
• Ubiquitous presence in Kenya
India is 30x Kenya in size
M-Pesa Metrics
95% of Adults
Transaction Volume 42% of GDP
Estimated Net Operating Revenue (1.0%)
Kenya
21 Million
$32.4 Billion
$320 million/year
M-PESA

SUMMARY
• Management team has significant experience in payment industry

• Focused on building shareholder value
• Calpian is well positioned to aggregate steady recurring monthly cash flows in the US
• Money on Mobile growing fast in India

STEADY CASHFLOW

EXPLOSIVE GROWTH